UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2008 (February 14, 2008)

The Warnaco Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-10857	95-4032739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 287-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 14, 2008, Warnaco Netherlands BV (“Warnaco”), a subsidiary of The Warnaco Group, Inc. (the “Company”), entered into a stock and asset purchase agreement (the “Agreement”), with Palmers Textil AG, a limited liability company organized and existing under the laws of Austria (“Palmers”), pursuant to which Warnaco will sell the shares of Lejaby SAS, Euralis SAS and Warnaco Srl, as well as transfer certain assets, liabilities and employees of Warner’s Company (Belgium) Sprl, Eratex GmbH Warnaco Intimo S.A., Warners (United Kingdom) Limited, Lintex Warnaco Sarl, Lenitex Warnaco Handelsgesellschaft m.b.H., Warnaco Portugal, Warnaco, Inc. and Warnaco US, Inc. (collectively, the “Asset Sellers”) related to the business of manufacturing, selling, distributing, and marketing products bearing the Lejaby, Rasurel and Elixir trademarks (the “Business”) for a base purchase price of approximately 32.5 million euros (approximately $47 million) payable in cash and 12.5 million euros (approximately $18 million) evidenced by an interest free promissory note due December 31, 2013, subject to certain adjustments, including for working capital.

The Agreement contains customary representations, warranties and covenants for a transaction of this nature. The consummation of the purchase of the Business, which is expected to occur during the first quarter of fiscal 2008, is subject to the satisfaction or waiver of certain conditions, including Austrian and German regulatory approvals and the entry into of (i) a transition services agreement between Warnaco BV and Palmers or one of its affiliates covering payroll, accounting, human resources and information technology services, as well as distribution support in the Netherlands and Canada, and (ii) local asset purchase agreements between the Asset Sellers and Palmers or one of its affiliates.

A copy of the Agreement is attached to this report as Exhibit 2.1 and is incorporated herein by reference. The description of the Agreement herein is qualified in its entirety by reference to the Agreement. The Agreement is attached to this Form 8-K to provide information regarding its terms, and it is not intended to be a source of factual, business or operational information about the Company or the parties thereto.  The Agreement contains representations and warranties made by the parties thereto and solely for the benefit of the other party. Such representations and warranties are qualified in several important respects, including by the disclosure schedules to the Agreement, and information regarding the subject matter thereof may change after the date such representations and warranties are made. Accordingly, investors should not rely on such representations and warranties.

Item 8.01. Other Events.

On February 15, 2008, the Company and Palmers issued a joint press release announcing the execution of the Agreement. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1	Stock and Asset Purchase Agreement, dated as of February 14, 2008, between Warnaco Netherlands BV and Palmers Textil AG*

99.1	Press Release, dated February 15, 2008

* Schedules (and similar attachments) to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such items supplementally to the Securities and Exchange Commission upon request.

FORWARD-LOOKING STATEMENTS

The Warnaco Group, Inc. notes that this Form 8-K and certain other written, electronic and oral disclosure made by the Company from time to time, may contain forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties and reflect, when made, the Company's estimates, objectives, projections, forecasts, plans, strategies, beliefs, intentions, opportunities and expectations. Actual results may differ materially from anticipated results or expectations and investors are cautioned not to place undue reliance on any forward-looking statements. Statements other than statements of historical fact are forward-looking statements. These forward-looking statements may be identified by, among other things, the use of forward-looking language, such as the words "believe," "anticipate," "estimate," "expect," "intend," "may," "project," "scheduled to," "seek," "should," "will be," "will continue," "will likely result," or the negative of those terms, or other similar words and phrases or by discussions of intentions or strategies.

The following factors, among others and in addition to those described in the Company's reports filed with the SEC (including, without limitation, those described under the headings "Risk Factors" and "Statement Regarding Forward-Looking Disclosure," as such disclosure may be modified or supplemented from time to time), could cause the Company's actual results to differ materially from those expressed in any forward-looking statements made by it: the Company's ability to execute its repositioning and sale initiatives (including achieving enhanced productivity and profitability) announced on September 18, 2007; economic conditions that affect the apparel industry; the Company's failure to anticipate, identify or promptly react to changing trends, styles, or brand preferences; further declines in prices in the apparel industry; declining sales resulting from increased competition in the Company's markets; increases in the prices of raw materials; events which result in difficulty in procuring or producing the Company's products on a cost-effective basis; the effect of laws and regulations, including those relating to labor, workplace and the environment; changing international trade regulation, including as it relates to the imposition or elimination of quotas on imports of textiles and apparel; the Company's ability to protect its intellectual property or the costs incurred by the Company related thereto; the Company's dependence on a limited number of customers; the effects of consolidation in the retail sector; the Company's dependence on license agreements with third parties; the Company's dependence on the reputation of its brand names, including, in particular, Calvin Klein; the Company's exposure to conditions in overseas markets in connection with the Company's foreign operations and the sourcing of products from foreign third-party vendors; the Company's foreign currency exposure; the Company's history of insufficient disclosure controls and procedures and internal controls and restated financial statements; unanticipated future internal control deficiencies or weaknesses or ineffective disclosure controls and procedures; the effects of fluctuations in the value of investments of the Company's pension plan; the sufficiency of cash to fund operations, including capital expenditures; the Company's ability to service its indebtedness, the effect of changes in interest rates on the Company's indebtedness that is subject to floating interest rates and the limitations imposed on the Company's operating and financial flexibility by the agreements governing the Company's indebtedness; the Company's dependence on its senior management team and other key personnel; disruptions in the Company's operations caused by difficulties with the new systems infrastructure; the limitations on purchases under the Company's share repurchase program contained in the Company's debt instruments, the number of shares that the Company purchases under such program and the prices paid for such shares; the Company's inability to achieve its strategic objectives, including gross margin, SG&A and operating profit goals, as a result of one or more of the factors described above or otherwise; the failure of acquired businesses to generate expected levels of revenues; the failure of the Company to successfully integrate such businesses with its existing businesses (and as a result, not achieving all or a substantial portion of the anticipated benefits of such acquisitions); and such acquired businesses being adversely affected, including by one or more of the factors described above and thereby failing to achieve anticipated revenues and earnings growth.

The Company encourages investors to read the section entitled "Risk Factors" and the discussion of the Company's critical accounting policies under "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Discussion of Critical Accounting Policies" included in the Company's Annual Report on Form 10-K, as such discussions may be modified or supplemented by subsequent reports that the Company files with the SEC. The discussion in this Form 8-K is not exhaustive but is designed to highlight important factors that may affect actual results. Forward-looking statements speak only as of the date on which they are made, and, except for the Company's ongoing obligation under the U.S. federal securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WARNACO GROUP, INC.

Date: February 19, 2008	By:	/s/ Jay A. Galluzzo
		Name:	Jay A. Galluzzo
		Title:	Senior Vice President - Corporate Development, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document

2.1	Stock and Asset Purchase Agreement, dated as of February 14, 2008, between Warnaco Netherlands BV and Palmers Textil AG*

99.1	Press Release, dated February 15, 2008

* Schedules (and similar attachments) to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such items supplementally to the Securities and Exchange Commission upon request.